UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

Ventoux CCM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Putnam Avenue, Floor 4

Greenwich, CT 06830

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTAQ	The Nasdaq Stock Market LLC
Warrants	VTAQW	The Nasdaq Stock Market LLC
Rights	VTAQR	The Nasdaq Stock Market LLC
Units	VTAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2022, in connection with its special meeting of stockholders held on June 16, 2022 (the “Special Meeting”), Ventoux CCM Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”) entered into Amendment No. 1 to the Investment Management Trust Agreement (the “Trust Amendment”), which amends the Investment Management Trust Agreement entered into by the Company and the Trustee on December 23, 2020 (the “Trust Agreement”), to (i) extend the date on which the Trustee must liquidate the trust account established in connection with the Company’s initial public offering that was consummated on December 30, 2020 (the “IPO”) if the Company has not completed its initial business combination from June 30, 2022 to September 30, 2022, and (ii) allow the Company, without another stockholder vote, to elect to extend such date by an additional three months, from September 30, 2022 to December 30, 2022. The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On June 16, 2022, the Company held the Special Meeting, at which holders of 15,921,915 shares of common stock were present virtually or by proxy, representing 73.84% of the voting power of the 21,562,500 shares of the Company’s issued and outstanding shares of common stock entitled to vote at the Special Meeting at the close of business on April 27, 2022, which was the record date (the “Record Date”) for the Special Meeting (stockholders of record as of the close of business on the Record Date are referred to herein as “Stockholders”). A summary of the voting results at the Special Meeting for each of the proposals is set forth below.

Proposal 1

The Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation to (i) extend the date by which the Company has to consummate a business combination for three months, from June 30, 2022 to September 30, 2022 and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for an additional three months after June 30, 2022, from September 30, 2022 to December 30, 2022 (the “Charter Amendment Proposal”) The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,895,333	24,227	2,355	N/A

On the date hereof, to effectuate the approval of the Charter Amendment Proposal, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The Stockholders approved the proposal to amend the Trust Agreement (the “Trust Amendment”) to extend the date on which the Trustee must liquidate the trust account established in connection with the IPO if the Company has not completed its initial business combination from June 30, 2022 to September 30, 2022, or until December 30, 2022 if the Company elects to extend by an additional three months pursuant to the Amendment to the Amended and Restated Certificate of Incorporation (the “Trust Amendment Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,894,083	25,227	2,605	N/A

The information included in Item 1.01 is incorporated by reference in this item to the extent required herein.

Proposal 3

The Stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,891,821	28,364	1,730	N/A

Item 7.01. Regulation FD Disclosure

In connection with the Special Meeting, stockholders holding 15,994,982 shares of common stock elected to and tendered their stock for redemption. In connection thereto, the Company will pay to redeeming shareholders approximately $10.20 per share, or $163,148,816.40 in the aggregate. Following the redemption, the Company will have 5,567,518 shares of common stock outstanding, which consists of 1,255,018 shares sold in the Company’s IPO and 4,312,500 privately placed founder shares. Following the redemption, the Company will have approximately $12.8 million held in its trust account for the benefit of non-redeeming public shareholders.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of June 16, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Ventoux CCM Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTOUX CCM ACQUISITION CORP.

Date: June 17, 2022	By:	/s/ Ed Scheetz
Ed Scheetz
Chief Executive Officer

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